UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

UNIVERSAL DISPLAY CORPORTION

(Exact name of Registrant as Specified in Its Charter)

Pennsylvania	1-12031	23-2372688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

375 Phillips Boulevard, Ewing, NJ		08618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (609) 671-0980

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a)The Company held its 2017 Annual Meeting of Shareholders on June 22, 2017.

(b)The number of votes represented at the annual meeting, in person or by proxy, was 42,090,569. In determining this number, abstentions and shares held by brokers who have notified us that they lack voting authority with respect to any matter (referred to herein as “broker non-votes”) were deemed present for quorum purposes. The matters voted upon at the annual meeting and the results of the vote on each such matter are set forth below:

1.  Election of Directors.

Name	Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
Steven V. Abramson	30,744,862	389,578	13,688	10,942,441
Richard C. Elias	30,811,001	322,791	14,336	10,942,441
Elizabeth H. Gemmill	29,917,869	1,216,730	13,529	10,942,441
Rosemarie B. Greco	30,621,233	513,678	13,217	10,942,441
C. Keith Hartley	27,941,598	3,191,681	14,849	10,942,441
Lawrence Lacerte	29,912,691	1,217,159	18,278	10,942,441
Sidney D. Rosenblatt	28,256,458	2,880,225	11,445	10,942,441
Sherwin I. Seligsohn	29,889,177	1,247,343	11,608	10,942,441

* Abstentions and broker non-votes were not considered votes “cast” with respect to the election of directors.

2.  Advisory resolution to approve compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
29,332,768	1,583,698	241,662	10,942,441

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

3.  Advisory resolution regarding the frequency of future advisory shareholder votes on the compensation of the Company’s named executive officers.

ONE YEAR	TWO YEARS	THREE YEARS	Abstentions	Broker Non-Votes
27,769,777	511,761	2,711,445	155,145	10,942,441

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

In light of the shareholder preference reflected in the above voting results, the Company has determined that future advisory shareholder votes on the compensation of the Company’s named executive officers will be held every year until the next vote on the frequency of such advisory shareholder votes.

4.  Proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017.

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
40,766,455	1,239,913	84,201	0

* Abstentions and broker non-votes were not considered votes “cast” on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Universal Display Corporation

Date: June 23, 2017	By:	/s/ Sidney D. Rosenblatt
Sidney D. Rosenblatt
Executive Vice President, Chief Financial Officer, Treasurer and Secretary